EXHIBIT 21

              LIST OF SUBSIDIARIES OF INGERSOLL-RAND COMPANY

   The following list represents the principal subsidiaries of the company all of which (except as otherwise indicated) are deemed to be 100% owned, directly or indirectly, and whose financial statements are included in the consolidated statements. The subsidiary of Dresser-Rand Company, a general partnership, is now owned 100% by the company. The names of particular subsidiaries omitted, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

SUBSIDIARIES OF INGERSOLL-RAND COMPANY

Aro International Corporation                          Delaware
Clark Equipment Company                                Delaware
     Blaw-Knox Construction Equipment Corporation      England
          Blaw-Knox Company                            England
          I-R E-Medical, Inc.                          Delaware
     Bobcat Corporation                                Japan
     Clark Business Services Corporation               Michigan
          Bobcat Equipment Ltd.                        Canada
          Clark Distribution Services Inc.             Michigan
          Clark Foreign Sales Corporation              Barbados
               Checker Flag Parts, Inc.                Minnesota
               Ingersoll-Rand Italiana S.p.A.          Italy
          Ingersoll-Rand Services &
               Engineering Company                     Switzerland
               Ingersoll-Rand Acceptance
                    Company S.A.                       Switzerland
               Ingersoll-Rand Construction
                    Services Inc.                      Delaware
               Ingersoll-Rand Investment
                    Company S.A.                       Switzerland
                    Ingersoll-Rand Best-Matic AB       Sweden
                      Best-Matic International Ltd.    England
                         Best-Matic
                         Vermogensverwaltungs GmbH     Germany
          Thermo King Enterprises Company              Delaware
     Club Car Inc.                                     Delaware
        Club Car International Inc.                    Guam
        Club Car Limited                               New Zealand
     Erskine Manufacturing Company, Inc.               Minnesota
     Perimeter Bobcat, Inc.                            Georgia
Compagnie Ingersoll-Rand                               France
     Compressed Air Parts France                       France
     Ingersoll-Rand Equipements de
          Construction                                 France
          Etablissements Montabert, S.A.               France
               Ingersoll-Rand Service GmbH             Germany
     Ingersoll-Rand Equipements
        de Production, S.A.                            France
     IR Services s.a.r.l                               France
     S.A. Etablissements Charles Maire                 France
     Bobcat France SA                                  France
     Torrington France S.A.R.L.                        France
D-R Acquisition, LLC                                   Delaware
Harrow Industries, Inc.                                Delaware
     Harrow Products, Inc. (Delaware)                  Delaware
          Harrow Products, Inc.                        Delaware
               Recognition Systems, Inc.               California
Hussmann International, Inc.                           Delaware
     Hussmann Corporation                              Missouri
          Hussmann Chile                               Chile
          Hussmann Guangzhou Refrigeration
               Company, Ltd.                           China
          Hussmann International Sales Corp.           Barbados
          Hussmann Tempcool Holdings PTE Ltd.          Singapore
               (50% owned by company)
               Hussmann Tempcool (Hong Kong) Ltd.      Hong Kong
               Hussmann Tempcool (Malaysia)Sdn bhd     Malaysia
                    Hussmann Del Peru SA               Peru
          Hussmann Tempcool Singapore Pte Ltd.         Singapore
          Krack Corporation                            Illinois
          Luoyang Hussmann Refrigeration Co. Ltd
               (55% owned by the company)              China
     Hussmann Holdings, Inc. (DE)                      Delaware
          Ingersoll-Rand Korea                         Korea
IDP Acquisition, LLC                                   Delaware
Industria e Comercio Aro do Brasil Ltda.               Brazil
Ingersoll-Rand AB                                      Sweden
Ingersoll-Rand Argentina S.A.I.C.                      Argentina
Ingersoll-Rand Asia Pacific Inc.                       Delaware
Ingersoll-Rand (Australia) Ltd.                        Australia
     Ingersoll-Rand South East Asia
          (Pte.) Ltd.                                  Singapore
Ingersoll-Rand Benelux, N.V.                           Belgium
     Thermo King Belgium N.V.                          Belgium
Ingersoll-Rand China Limited                           Delaware
     Ingersoll-Rand (China) Investment
          Company Limited                              China
          Ingersoll-Rand(Guilin)Tools Company Limited  China
              (90% owned by Company)
          Ingersoll-Rand (Wuxi) Road
               Machinery Company Limited               China
               (92% owned by the company)
          Ingersoll-Rand Machinery(Shanghai)
               Company Limited                         China
          Nanjing Ingersoll-Rand Compressor
               Co. Ltd. (80% owned by Company)         China
          Shanghai Ingersoll-Rand Compressor
               Limited (80% owned by the company)      China
          Thermo King-Dalian Transport
               Refrigeration Company, Limited          China
               (70% owned by the company)
          Torrington-Wuxi Bearings Company
            Limited (78% owned by the company)         China
     Xuanhua Ingersoll-Rand Mining & Construction
          Mach. Ltd. (50% owned by Company)            China
Ingersoll-Rand Company (Chile) y Cia Ltda.             Chile
Ingersoll-Rand Czech Republic s.r.o.                   Czech Republic
Ingersoll-Rand de Colombia S.A.                        Colombia
Ingersoll-Rand de Puerto Rico, Inc.                    Puerto Rico
Ingersoll-Rand Energy Systems Corporation              Massachusetts
Ingersoll-Rand Enhanced Recovery Company               Delaware
Ingersoll-Rand Europe                                  France
Ingersoll-Rand (India) Limited                         India
(74% owned by the company)
Ingersoll-Rand International Foreign
     Sales Corporation                                 Guam
Ingersoll-Rand International Holding
     Corporation                                       New Jersey
     Ingersoll-Rand S.A.                               Switzerland
          Ingersoll-Rand Equipment &
            Consulting S.A.R.L.                        Switzerland
          Ingersoll-Rand Machinery &
            Services S.A.R.L.                          Switzerland
           Ingersoll-Rand Trading S.A.                 Switzerland
Ingersoll-Rand International, Inc.                     Delaware
Ingersoll-Rand International Sales Inc.                Delaware
Ingersoll-Rand Japan Ltd.                              Japan
     Zexel Cold Systems Company                        Japan
     (70% owned by the company)
Ingersoll-Rand Canada Inc.                             Canada
     IR Deutsche Holding GmbH                          Germany
          Bobcat Parts Service GmbH                    Germany
          Normbau Beschlage und Ausstattungs GmbH      Germany
               Interflex Datensysteme KG               Germany
                    GDK GmbH                           Germany
                    Interflex Data Systens Ltd.        England
                    Interflex Time & Access Ltd.       England
                    Interflex Datensysteme Gesmbh      Austria
                    Interflex Datensysteme AG          Switzerland
                    (90% owned by the company)
                    Lorenz Datensysteme GmbH           Germany
                    Interflex Datasystems B.V.         Netherlands
                         Interflex Belgium
                         N.V./S.A.                     Belgium
               Ingersoll-Rand Wasserstrahl-
               Schneidtechnik GmbH                     Germany
     Ingersoll-Rand (Barbados) Corporation             Barbados
     Ingersoll-Rand World Trade Ltd.                   Bermuda
     London Compressor Air Technologies Inc.           Ontario
     Torrington Inc.                                   Canada
          Ingersoll-Rand do Brasil Ltda.               Brazil
Ingersoll-Rand Philippines, Inc.                       Philippines
Ingersoll-Rand S.A. de C.V.                            Mexico
Ingersoll-Rand Transportation Services Company         Delaware
     Ingersoll-Rand European Holding Company B.V.      Netherlands
          Hussmann Netherlands B.V.                    Netherlands
               Fastecnica Instalacoese Assistencia
                 Tecnica S/C Ltda                      Brazil
               Hussmann Australasia Limited            New Zealand
               (66% owned by the company)
                    McAlpine Hussmann (Australia)
                      Pty Limited                      Australia
                         Koolzone Asia Limited         Hong Kong
                         McAlpine Australia Pty
                           Limited                     Australia
                         McAlpine Hussmann Pty
                           Limited                     Australia
                         Triangle Refrigeration
                           International Trading
                           (Shanghai) Co.              China
                         Triangle Refrigeration Pty
                           Ltd.                        Australia
                    McAlpine Hussmann Ltd.             New Zealand
                         Contract Refrigeration Ltd.   New Zealand
                         Koxka New Zealand Ltd.        New Zealand
                         McAlpine Industries Ltd.      New Zealand
               Hussmann do Brasil Ltda.                Brazil
               Hussmann Canada Holdings, Ltd.          Canada
                    Hussmann Canada Inc.               Canada
               Hussmann Holdings, Ltd.                 England
                    Hussmann Europe Limited            England
                         Capital Metalwork Limited     England
                         Hussmann Refrigeration
                           (Hungary) KFT               Hungary
                           (60% owned by the company)
               Hussmann Iberica S.L.                   Spain
                    Koxka C.E., S.A.                   Spain
                         Baes Industria Del Frio, S.A. Spain
                         Compania de Refrigeracion
                           Vedereca, S.A.              Spain
                         Kobol, S.A.                   Spain
               Hussmann-Mexico, S. de R.L. de C.V.     Mexico
                    Hussmann American, S. de R.L.
                      de C.V.                          Mexico
                    Industrias Frigorificas, S.A. de
                      C.V.                             Mexico
                    Industrias Gilvert, S.A. de C.V.   Mexico
                    Hussmann Inmoviliaria S.A. de C.V. Mexico
               Hussmann Region Andina SRL              Chile
          Ingersoll-Rand Betiligungs GmbH              Germany
               ABG Allgemeine Baumaschinen
                 Gesellschaft  GmbH                    Germany
                    ABG France S.A.R.L.                France
               I-R Beteiligungs und Grundstucksver-
                 waltungs GmbH                         Germany
               Ingersoll-Rand GmbH                     Germany
                    GHH-Rand Schraubenkompressoren
                      GmbH                             Germany
               Thermo King Deutschland GmbH            Germany
          Ingersoll-Rand Sales Company LLC             Delaware
                   Ingersoll-Rand Holdings Limited     England
Ingersoll-Rand Company Limited                         England
                         A/S Parts Limited             England
                         Ingersoll-Rand Company
                           (Ireland) Limited           Ireland
                         Ingersoll-Rand Company
                           South Africa (Pty.) Limited South Africa
                              Ingersoll-Rand Company
                              Namibia (Pty.) Ltd.      Namibia
                    Ingersoll-Rand (New Zealand) Ltd.  New Zealand
                    GBS Europe Limited                 England
                    Roconeco Limited                   England
               The Aro Corporation (UK) Limited        England
               The Torrington Company Limited          England
                    NSK/Torrington Company Ltd.        Japan
                    (49% owned by the company)
               NT Acquisition Limited                  England
                    Ingersoll-Rand European Sales Ltd  England
                         Compressed Air Parts Limited  England
                              C.A.P. Sales Limited     England
                         IR Security & Safety Limited  England
                              APT Laboratories Limited England
                              Newman Tonks(Kings Norton)
                                Limited                England
                              Newman Tonks Management
                                Services Limited       England
                              Newman Tonks (Overseas
                                Holdings) Limited      England
                              NT Access Limited        England
                              NT Architectural Hardware
                                Limited                England
                              NT Door Controls Limited England
                              NT Group Properties Ltd  England
                              NT Laidlaw Ltd           England
                              NT Legge Limited         England
                              NT Martin Roberts Ltd    England
                              NT Partition Systems Ltd England
                              NT Projects Limited      England
                              NT Railing Systems Ltd   England
                              NT Security Limited      England
          Torrington Ceska Republika s.r.o.            Czech Republic
          Torrington GmbH                              Germany
          Torrington Nadellager GmbH                   Germany
Ingersoll-Rand Wadco Tools Ltd.                        India
(74% owned by the company)
Ingersoll-Rand Western Hemisphere
  Trade Corporation                                    Delaware
Ingersoll-Rand Worldwide, Inc.                         Delaware
Instrum-Rand (59.8% owned by the company)              Russia
IR Receivables Funding I Corporation                   Delaware
IR Receivables Funding II Corporation                  Delaware
McCartney Manufacturing Company, Inc.                  Kansas
Roconeco Corporation                                   South Carolina
S&S Corporation                                        Virginia
SBG Holding Corp.                                      Delaware
Schlage Lock Company                                   California
     Ingersoll-Rand Architectural
       Hardware Limited                                New Zealand
          Ingersoll-Rand Architectural Hardware
            (Australia) Pty. Limited                   Australia
     Newman Tonks Brussels NV                          Belgium
     Newman Tonks France SA                            France
          Mustad SA                                    France
     Newman Tonks Investments, Inc.                    Delaware
          Newman Tonks Holdings, Inc.                  Delaware
              Monarch Hardware and Mfg.Co.  Inc.       Delaware
                         MFP,Inc.                      Kentucky
     Newman Tonks, USA, Inc.                           Delaware
          ARMORO, Inc.                                 California
          Dixie Pacific Manufacturing Company, Inc.    Alabama
          Dor-O-Matic Inc.                             Illinois
               Dor-O-Matic of Mid Atlantic States,
                 Inc.                                  New Jersey
               NT Dor-O-Matic Limited                  England
               NT Dor-O-Matic Greendale Inc.           Wisconsin
               NT Dor-O-Matic of Toronto               Canada
          Falcon Lock                                  California
     NT Asia (Hong Kong) Limited                       Hong Kong
          NT Asia (Singapore) Limited                  Singapore
     NT Randi A/S                                      Denmark
     NT South Africa                                   South Africa
     NT USA FSC INC.                                   Barbados
     Touch-Plate International, Inc.                   California
     Von Duprin, Inc.                                  Indiana
Silver Holding Corp.                                   Colorado
     Woodcliff Insurance Ltd.                          Bermuda
Sonna B.V.                                             Netherlands
     Sonna Rail B.V.                                   Netherlands
Steelcraft Holding Company                             Delaware
Taylor Industries, Inc.                                Iowa
Thermo King Corporation                                Delaware
     Thermo King Container-Denmark A/S                 Denmark
     Thermo King de Puerto Rico, Inc.                  Delaware
     Thermo King do Brasil, Ltda.                      Brazil
     Thermo King SVC, Inc.                             Delaware
     Thermo King Trading Company                       Delaware
The Torrington Company (Delaware)                      Delaware
     Industrias del Rodamiento, S.A.                   Spain
          Ingersoll-Rand Iberica S.L.                  Spain
          Reftrans, S.A. (85% owned by the company)    Spain
     Ingersoll-Rand Liability Management Company       Michigan
     Kilian Manufacturing Corp.                        Delaware
     Torrington Holdings, Inc.                         Delaware
     Torrington Sales Limited                          Switzerland
Tokyo Ryuki Seizo Co. Ltd.                             Japan

SUBSIDIARIES OF DRESSER-RAND COMPANY

Dresser-Rand Machinery Repair Belgie N.V.              Belgium
Dresser-Rand Canada, Inc.                              Canada
Dresser-Rand C.I. Limited (Cayman Islands)             Cayman Is.
Dresser-Rand Compression Services S.A.-Switzerland     Switzerland
(60% owned by the company)
Dresser-Rand Compressor Co. Ltd. Shanghai              China
Dresser-Rand de Mexico S.A.                            Mexico
Dresser-Rand Global Services, LLC                      Delaware
Dresser-Rand Holding Company                           Delaware
     Dresser-Rand Asia Pacific Sdn. Bhd.               Malaysia
     Dresser-Rand B.V.                                 Netherlands
     Dresser-Rand & Enserv Services Sdn. Bhd.          Malaysia
     (49% owned by the company)
     Dresser-Rand de Venezuela, S.A.                   Venezuela
     Dresser-Rand Gesellschaft Mit Beschrankter
        Haftung                                        Germany
     Dresser-Rand Japan, Ltd.                          Japan
     Dresser-Rand Overseas Sales Company               Delaware
        Dresser-Rand Company Ltd.-UK                   England
        Dresser-Rand (UK) Ltd.                         England
     Dresser-Rand Sales Company S.A.                   Switzerland
        Dresser-Rand Services, S.a.r.l.                Switzerland
Turbodyne Electric Power Corporation                   Delaware
Dresser-Rand India Private Limited                     India
Dresser-Rand International B.V.                        Netherlands
Dresser-Rand Italia S.r.l.                             Italy
Dresser-Rand (Nigeria) Ltd. (50% owned by the company) Nigeria
Dresser-Rand Power, Inc.                               Delaware
     Dresser-Rand A/S                                  Norway
     Dresser-Rand Comercio e Industria Ltda.           Brazil
     Dresser-Rand (SEA) Pte. Ltd.                      Singapore
Dresser-Rand S.A.-France                               France
Dresser-Rand Services B.V.                             Netherlands
     Dresser-Rand Czech S.R.O.                         Czech Rep.
Engeturb Turbinas a Vapor Ltda.                        Brazil
(75% owned by the company)
Multiphase Power and Processing Technologies, LLC      Delaware
(50% owned by the company)
Paragon Engineering Services, Inc.                     Texas
(40% owned by the company)